UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — January 21, 2009

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 299-9375

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                               Regulation FD Disclosure

On January 21, 2009, Assured Guaranty Ltd. made available on the Investor Information section of its website the following presentations that it made to Moody’s Investors Services (with certain proprietary data omitted):

1.  Presentation to Ray McDaniel dated August 5, 2008;

2.  Presentation to Moody’s on Credit and Risk Management dated August 22, 2008;

3.  Presentation to Moody’s on Pooled Corporates dated August 22, 2008;

4.  Presentation to Moody’s on Structured Finance Market dated September 12, 2008;

5.  Presentation to Moody’s on Public Finance Market dated September 12, 2008; and

6.  Assured’s Response to Moody’s dated September 12, 2008.

Each of these presentations can be obtained from Assured’s website at http://www.assuredguaranty.com/Content/ContentDisplay.aspx?ContentID=2668.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ JAMES M. MICHENER

James M. Michener General Counsel

DATE:  January 21, 2009

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